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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 15, 2004

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                            SCOTTISH RE GROUP LIMITED
               (Exact Name of Registrant as Specified in Charter)

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       Cayman Islands                001-16855                    98-0362785
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                    N/A
   (Address of Principal Executive Offices)               (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

     On December 15, 2004, SFL Statutory Trust I (the "Trust"), a Delaware statutory trust, and a direct wholly-owned subsidiary of Scottish Financial (Luxembourg) S.a.r.l. ("SFL"), itself a wholly-owned subsidiary of Scottish Annuity & Life Insurance Company (Cayman) Ltd. ("SALIC"), issued $50,000,000 in aggregate principal amount of floating rate trust preferred capital securities with a stated term of thirty years (the "Capital Securities"). On the same date, the Trust used the proceeds of this issuance to purchase an aggregate principal amount of $51,547,000 floating rate junior subordinated deferrable interest debentures due 2034 (the "Debentures") from SFL. On December 15, 2004, SFL used the proceeds from the issuance of the Debentures to acquire a junior subordinated deferrable interest promissory note due 2034 with a principal amount of $51,547,000 (the "Promissory Note" and, together with the Capital Securities and the Debentures, the "Securities") from Scottish Re (Dublin) Limited ("SRD"), a wholly-owned subsidiary of SALIC. The Trust, SFL and SRD are indirect wholly-owned subsidiaries of Scottish Re Group Limited ("Scottish Re"), and SALIC is a direct wholly-owned subsidiary of Scottish Re. The Capital Securities are direct financial obligations of the Trust, the Debentures are direct financial obligations of SFL, and the Promissory Note is a direct financial obligation of SRD, however the Capital Securities are guaranteed by SFL and SALIC, and the Debentures are guaranteed by SALIC.


     The annual interest rate on the Capital Securities and the Debentures for the period beginning on (and including) December 15, 2004 and ending on (but excluding) March 15, 2005 is 5.95% and the annual interest rate for the Promissory Note for such period is 6.075%. For each successive period beginning on (and including) March 15, 2005, and each succeeding interest payment date, and ending on (but excluding) the next succeeding interest payment date, the annual interest rate on the Capital Securities and the Debentures will equal the 3-month London Interbank Offered Rate ("LIBOR") plus 3.50% and the annual interest rate on the Promissory Note for each such period will equal the 3-month LIBOR plus 3.625%. Prior to December 15, 2009, the interest rate on each of the Securities will not exceed 12.50%. The interest payment dates will be each March 15, June 15, September 15 and December 15 after March 15, 2005 for the thirty-year term of each of the Securities.


     Under the terms of each of the Securities, an event of default under such Security may occur upon:

     o nonpayment of interest thereunder when due and payable, unless such nonpayment is due to a valid extension of an interest payment period ("extension period") in accordance with the terms of such Security;

     o    nonpayment of all, or part, of the principal thereof;

     o failure to comply with the terms, covenants or provisions of such Security; or


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     o    bankruptcy or liquidation of the Trust, whether voluntary or involuntary, voluntary bankruptcy or liquidation of SFL in accordance with the terms of the Capital Securities and the Debentures, or bankruptcy or liquidation of SRD, whether voluntary or involuntary in accordance with the terms of the Promissory Note.

If an event of default occurs and is continuing in respect of a Security, the entire principal thereof and interest accrued thereon may be declared to be due and payable immediately. If no event of default has occurred and is continuing, the payment of interest thereunder may be deferred, without causing an event of default, by extending the interest payment period at any time, during which extension period no interest shall be due and payable. During an extension period in respect of a Security, interest will continue to accrue thereon at an annual rate equal to the interest rate in effect for the extension period.


     The Debentures and the Promissory Note may each be redeemed by the issuer thereof in whole but not in part at par, plus accrued and unpaid interest, on any interest payment date on or after the interest payment date in December 2009. The proceeds from any redemption of the Debentures would be applied by the Trust to redeem Capital Securities.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              SCOTTISH RE GROUP LIMITED


                              By:  /s/ Paul Goldean
                                   --------------------------------------------
                                   Paul Goldean
                                   Executive Vice President and General Counsel



Dated:  December 20, 2004


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